Deposits, Prepayments and Deferred Expenses - Disclosure of Detailed Information about Deposits Prepayments and Deferred Expenses Explanatory (Detail) - USD ($) $ in Thousands	Dec. 31, 2024	Dec. 31, 2023
Disclosure of Deposits Prepayments and Deferred Expenses [Abstract]
Other prepayments	$ 360	$ 1,073
Prepaid taxes	0	312
Value-Added Tax recoverable	127	466
Deposits	14	7
Payment in advance to suppliers	0	250
Deposits, prepayments and deferred expenses	$ 501	$ 2,108